UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2018

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue		73102
Oklahoma City, Oklahoma		(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

SandRidge Energy Forms Search Committee to Fill Permanent CEO Position

On September 17, 2018, William M. Griffin, Jr., Interim President and Chief Executive Officer of SandRidge Energy, Inc. (the “Company”), informed the board of directors (the “Board”) that he would not be a candidate to serve as the Company’s permanent President and Chief Executive Officer. The parties intend for Mr. Griffin to continue serving as Interim President and Chief Executive Officer until a successor is appointed and to continue as a non-employee member of the Board thereafter.

The Board has formed a four-member search committee (“CEO Search Committee”) to evaluate and recommend to the Board candidates to serve as permanent President and Chief Executive Officer and lead the execution of the Company’s full development and growth plan announced at the recent conclusion of the strategic review process. The CEO Search Committee consists of the Chairman of each of the Board’s standing committees, Robert G. Alexander, John J. “Jack” Lipinski and Randolph C. Read, together with Jonathan Frates, the Board’s Chairman

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements including, but not limited to, statements related to expectations about the hiring of a permanent Chief Executive Officer. All statements, other than statements of historical facts, included in this Current Report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the Company’s expectations, including, but not limited to, risks and uncertainties related to the timing of the Company’s hiring of a permanent Chief Executive Officer. We refer you to the discussion of risk factors in Part I, Item 1A - “Risk Factors” of our most recent Annual Report on Form 10-K, as amended, and in comparable “Risk Factor” sections of our Quarterly Reports on Form 10-Q filed after such Form 10-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances after the date of such statements, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: September 21, 2018	By:	/s/ Philip T. Warman
Philip T. Warman
Executive Vice President, General Counsel and Corporate Secretary